UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2022

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐
Digital Realty Trust, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐
Digital Realty Trust, L.P.:	☐

Introductory Note

Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2022, the operating partnership entered into an amendment (the “Amendment”) to the Second Amended and Restated Global Senior Credit Agreement, dated as of November 18, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the operating partnership, each of the borrowers and guarantors party thereto, the banks, financial institutions and other institutional lenders listed therein, as lenders, each issuing bank and swing line bank as listed therein, and Citibank, N.A. (“Citibank”), as administrative agent.

The Amendment provides for, among other things: (1) an increase in the size of the revolving credit facility from $3.0 billion to $3.75 billion and (2) the transition from U.S. dollar London Interbank Offered Rate (LIBOR) to Term Secured Overnight Financing Rate (SOFR) for floating rate borrowings denominated in U.S. dollars for all purposes under the Credit Agreement.

The foregoing is a summary of the material terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment to the Credit Agreement in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 11, 2022

Digital Realty Trust, Inc.

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary